RiverNorth Flexible Municipal Income Fund, Inc.

Power of Attorney

Know All Men By These Presents, that the undersigned, a Director of the above-referenced corporation, hereby constitutes and appoints Joshua B. Deringer, Diana E. McCarthy and Patrick W. Galley and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940 registering common stock of the above-referenced corporation, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned Director of the above-referenced corporation has hereunto set his hand this 20th day of February, 2020.

/s/ John K. Carter
John K. Carter

State of Florida	)
) SS
County of Pinellas	)

On this 20th day of February, 2020, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Jessica Tetzel	/s/ Jessica Tetzel
Notary Public, State of Florida My Commission Expires: 11/14/2021	Notary Public

RiverNorth Flexible Municipal Income Fund, Inc.

Power of Attorney

Know All Men By These Presents, that the undersigned, a Director of the above-referenced corporation, hereby constitutes and appoints Joshua B. Deringer, Diana E. McCarthy and Patrick W. Galley and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940 registering common stock of the above-referenced corporation, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned Director of the above-referenced corporation has hereunto set his hand this 20th day of February, 2020.

/s/ J. Wayne Hutchens
J. Wayne Hutchens

State of Florida	)
) SS
County of Pinellas	)

On this 20th day of February, 2020, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Jessica Tetzel	/s/ Jessica Tetzel
Notary Public, State of Florida My Commission Expires: 11/14/2021	Notary Public

RiverNorth Flexible Municipal Income Fund, Inc.

Power of Attorney

Know All Men By These Presents, that the undersigned, a Director of the above-referenced corporation, hereby constitutes and appoints Joshua B. Deringer, Diana E. McCarthy and Patrick W. Galley and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940 registering common stock of the above-referenced corporation, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned Director of the above-referenced corporation has hereunto set his hand this 20th day of February, 2020.

/s/ John S. Oakes
John S. Oakes

State of Florida	)
) SS
County of Pinellas	)

On this 20th day of February, 2020, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Jessica Tetzel	/s/ Jessica Tetzel
Notary Public, State of Florida My Commission Expires: 11/14/2021	Notary Public

RiverNorth Flexible Municipal Income Fund, Inc.

Power of Attorney

Know All Men By These Presents, that the undersigned, a Director of the above-referenced corporation, hereby constitutes and appoints Joshua B. Deringer, Diana E. McCarthy and Patrick W. Galley and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940 registering common stock of the above-referenced corporation, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned Director of the above-referenced corporation has hereunto set his hand this 20th day of February, 2020.

/s/ David M. Swanson
David M. Swanson

State of Florida	)
) SS
County of Pinellas	)

On this 20th day of February, 2020, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Jessica Tetzel	/s/ Jessica Tetzel
Notary Public, State of Florida My Commission Expires: 11/14/2021	Notary Public

RiverNorth Flexible Municipal Income Fund, Inc.

Power of Attorney

Know All Men By These Presents, that the undersigned, a Director of the above-referenced corporation, hereby constitutes and appoints Joshua B. Deringer, Diana E. McCarthy and Patrick W. Galley and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940 registering common stock of the above-referenced corporation, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned Director of the above-referenced corporation has hereunto set his hand this 20th day of February, 2020.

/s/ Jerry Raio
Jerry Raio

State of Florida	)
) SS
County of Pinellas	)

On this 20th day of February, 2020, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Jessica Tetzel	/s/ Jessica Tetzel
Notary Public, State of Florida My Commission Expires: 11/14/2021	Notary Public

RiverNorth Flexible Municipal Income Fund, Inc.

Power of Attorney

Know All Men By These Presents, that the undersigned, a Director of the above-referenced corporation, hereby constitutes and appoints Joshua B. Deringer and Diana E. McCarthy and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940 registering common stock of the above-referenced corporation, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned Director of the above-referenced corporation has hereunto set his hand this 20th day of February, 2020.

/s/ Patrick W. Galley
Patrick W. Galley

State of Florida	)
) SS
County of Pinellas	)

On this 20th day of February, 2020, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Jessica Tetzel	/s/ Jessica Tetzel
Notary Public, State of Florida My Commission Expires: 11/14/2021	Notary Public